SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2002

AVOCENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30575	91-2032368
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4991 CORPORATE DRIVE

HUNTSVILLE, ALABAMA 35805

(Address of Principal Executive Offices / Zip Code)

(256) 430-4000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosures.

                                On August 5, 2002, Avocent publicly disseminated a press release announcing that Avocent has entered into a Plan and Agreement of Merger whereby Avocent will acquire 2C Computing, Inc. subject to the approval of the 2C shareholders.  The Plan and Agreement of Merger was approved by Avocent’s Board of Directors on August 2, 2002, and is filed as Exhibit 5.1 hereto.  The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits

                      (c)     Exhibits.

                                5.1           Plan and Agreement of Merger approved August 2, 2002.

                                99.1         Press Release dated August 5, 2002.

THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE PLAN AND AGREEMENT OF MERGER.

SIGNATURE

                                Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Dated: August 7, 2002	By:	/s/ Samuel F. Saracino
Samuel F. Saracino
Senior Vice President, Legal and Corporate Affairs

EXHIBIT INDEX

Document	Page Nos.
Plan and Agreement of Merger	Exhibit 5.1 - 1
Press Release dated August 5, 2002	Exhibit 99.1 - 1